UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06674

Exact name of registrant as specified in charter:	The Greater China Fund, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2010

Date of reporting period:	6/30/2010

Item 1 – Reports to Stockholders

Directors

Edward Y. Baker, Chairman

John A. Bult

Vincent Duhamel

John A. Hawkins

C. William Maher

Jonathan J.K.Taylor

Tak Lung Tsim

Executive Officers

Brian Corris, President

Grace C. Torres, Treasurer, Principal Financial and Accounting Officer and Vice President

Deborah A. Docs, Chief Legal Officer and Secretary

Andrew R. French, Assistant Secretary

Valerie M. Simpson, Chief Compliance Officer

Theresa C. Thompson, Deputy Chief Compliance Officer

Lana Lomuti, Assistant Treasurer

Peter Parrella, Assistant Treasurer

Investment Manager

Baring Asset Management (Asia) Ltd.

19th Floor

Edinburgh Tower

15 Queen’s Road Central

Hong Kong

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Shareholder Servicing Agent

BNY Mellon (formerly known as PNC Global Investment Servicing)

P.O. Box 43027

Providence, Rhode Island 02940-3027

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legal Counsel

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

This report, including the financial statements herein, is sent to the shareholders of The Greater China Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by the independent registered public accounting firm, who did not express an opinion thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

The Greater China Fund, Inc.

c/o Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

www.greaterchinafund.com

For shareholder account information call (800) 331-1710

Please call (toll-free) the Altman Group, our Investor and Public Relations at 1-(877)-FUND-GCH.

Additional information (including updated net asset value and market price) may be obtained on the Fund’s internet site.

The Fund’s CUSIP number is 39167B102

The Greater China Fund, Inc.

Semi-Annual Report

June 30, 2010

The Greater China Fund, Inc.

Interim Report of the Investment Manager

For the six months ended June 30, 2010

Overview

The Chinese economy has performed well from beginning of 2010 and the outlook is positive. According to its April 2010 World Economic Outlook, the International Monetary Fund expects economic growth in China to come in at 10% in 2010. The international scene is slowly improving, with more positive data coming from key trading partners, including the US and Japan.

Although the overall picture is encouraging, the last six months have seen caution as the prevailing mood in China’s equity market. Share prices have fallen and investors have tended to prefer low growth, relatively defensive sectors. The key concern has been China’s tightening policies and the sovereign debt crisis in Europe.

Very recently, the economy had seen some softness as evidenced by fixed asset investment which slowed slightly in May. However, consumption remains strong as labor market conditions have tightened and consumer confidence has recovered to close to pre-crisis levels.

Inflation pressure eased; although CPI rose to 3.1% year-on-year in May, from 2.8% in April, it fell 0.1% on month-on-month basis. Export growth surged, largely as a result of the improvement of the US economy.

Separately, the Chinese central bank announced that it would increase the flexibility of the exchange rate on June 19, 2010, signalling an end to the currency peg with the US dollar which has been in place for the last two years. Instead, the authorities will determine the exchange rate by reference to a basket of currencies.

Performance

In net asset value terms, the Fund fell by 12.3% during the first half of the year, compared with the MSCI Zhong Hua Index, which was down 5.3%.

Sector selection detracted. Our decision to maintain an underweight position relative to the benchmark index in Telecoms was negative, as investors sought this perceived “safe haven” in a period of volatility. Stock selection was also negative as a result of a weaker performance from several Consumer Discretionary and Materials stocks. The loss was largely offset by the beneficial impact of our overweight exposure to some Industrials stocks.

Economic and Strategy Review

During the three month period to end of June 2010, we remain committed to strong, long-term growth stories and we continue to believe that this approach will be well rewarded in the context of China’s dynamic economy, with its enormous potential for transformation. As evidence accumulates of positive trends in China’s

The Greater China Fund, Inc.

Interim Report of the Investment Manager

concluded

key trading partners, particularly the US, and fears of inflation subside, we believe the Fund’s investment stance will start to gain traction once more.

In terms of activity, from the beginning of 2010, we reduced the Fund’s risk and momentum by cutting down exposure to the commodity sector and adding to the banks and Telecom sectors. We also reduced some Energy stocks to lock in profits. During the period we added selected export names which are attractively valued with good growth prospects and we continued to raise exposure to the Consumer Discretionary sector, which should benefit from positive policy actions, stable demand and the overall economic recovery. We also maintained our positive stance on the Healthcare sector. It is a sector that fits with our growth at a reasonable price philosophy, with the potential for strong long-term growth as demand for new products and services expands.

Approaching the end of review period, we reduced the weighting in insurance companies and some high valuation internet stocks. On the other hand, we bought selected Hong Kong and China property names as we saw value start to emerge.

China’s equity market registered a sharp correction in May due to the heightened risk relating to the European sovereign debt situation. There was a rebound subsequently but overall the market ended in the negative territory during the first half of the year. The government restated its policy objective in 2010 is to retain high and stable growth, to manage inflation expectations and to rationalize the economic structure. Going into the second half of 2010, we will continue to focus on companies with the potential to deliver strong long-term earnings growth.

We believe the possibility of a hard landing scenario in China remains low, given stronger than expected consumption and continuing infrastructure investment. The export recovery may be somewhat impacted by external volatility but ongoing restocking in the West should continue to lend support. On the other hand, we expect concern about macro-tightening in China to lessen gradually. Most importantly, we think the market’s current valuation is very attractive relative to China’s long-term growth potential.

Baring Asset Management (Asia) Ltd.

Hong Kong

July 29, 2010

The Fund realizes that information and visibility is important to shareholders and for this reason, the Fund makes available its corporate filings, monthly fact sheets, NAV and pricing information and news and events announcements on its website at www.greaterchinafund.com. We encourage all shareholders interested in receiving the most up-to-date information about the Fund via e-mail to visit the website’s homepage and register with the Fund’s “alert service”.

The Greater China Fund, Inc.

Top Ten Equity Holdings

As of June 30, 2010

(Unaudited)

Percentage of Net Assets
China Construction Bank Corp. “H”	5.1%
China Mobile Ltd.	4.2
Industrial & Commercial Bank of China Ltd. “H”	4.0
China Life Insurance Co. Ltd. “H”	3.2
Sun Hung Kai Properties Ltd.	3.1
CNOOC Ltd.	2.5
Orient Overseas International Ltd.	2.4
China Shenhua Energy Co. Ltd. “H”	2.2
China Taiping Insurance Holdings Co. Ltd.	2.2
Tencent Holdings Ltd.	2.1

Total	31.0%

The Greater China Fund, Inc.

Industry Diversification

As of June 30, 2010

(Unaudited)

Percentage of Net Assets
EQUITIES
Consumer Discretionary	13.6%
Consumer Staples	2.5
Energy	6.9
Financials	36.2
Health Care	2.3
Industrials	13.0
Information Technology	7.4
Materials	7.0
Telecommunication Services	5.4
Utilities	1.0

TOTAL EQUITIES	95.3
SHORT-TERM INVESTMENT	3.6
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED	7.7

TOTAL INVESTMENTS	106.6
LIABILITIES, IN EXCESS OF CASH AND OTHER ASSETS	(6.6)

NET ASSETS	100.0%

The Greater China Fund, Inc.

Portfolio of Investments

June 30, 2010

(Unaudited)

Shares	Description	Value (Note 1)

	EQUITIES — 95.3%

	CHINA — 55.8%
	Consumer Discretionary — 4.9%
433,000	BYD Co. Ltd. “H”	$3,184,699
60,900	Ctrip.com International Ltd. (ADR)	2,287,404
4,328,000	Dongfeng Motor Group Co. Ltd. “H”	5,020,059
80,000	New Oriental Education & Technology Group, Inc. (ADR)(2)	7,455,200

		17,947,362

	Energy — 6.9%
2,266,000	China Shenhua Energy Co. Ltd. “H”	8,174,797
5,508,000	CNOOC Ltd.	9,361,527
6,252,000	Kunlun Energy Co. Ltd.	7,881,488

		25,417,812

	Financials — 25.5%
8,241,000	Bank of China Ltd. “H”	4,157,473
2,549,000	BOC Hong Kong (Holdings) Ltd.	5,805,072
6,125,000	China CITIC Bank Corp. Ltd. “H”	3,873,305
23,454,000	China Construction Bank Corp. “H”	18,880,182
804,000	China Everbright Ltd.	1,829,440
2,674,000	China Life Insurance Co. Ltd. “H”	11,693,641
2,161,200	China Minsheng Banking Corp. Ltd. “H”(1)	1,879,017
3,876,441	China Overseas Land & Investment Ltd.(1)	7,222,786
2,192,000	China Resources Land Ltd.	4,121,337
2,494,800	China Taiping Insurance Holdings Co. Ltd.(2)	8,092,915
20,263,000	Industrial & Commercial Bank of China Ltd. “H”	14,727,787
1,594,000	Industrial & Commercial Bank of China (Asia) Ltd.	4,221,010
2,504,000	Poly (Hong Kong) Investments Ltd.(1)	2,453,934
4,188,000	Yanlord Land Group Ltd.	5,139,631

		94,097,530

	Health Care — 1.1%
1,066,800	Sinopharm Group Co. “H”	3,886,888

Shares	Description	Value (Note 1)

	CHINA — (concluded)
	Industrials — 5.6%
1,290,000	China Merchants Holdings International Co. Ltd.	$4,258,478
3,555,000	China National Materials Co. Ltd. “H”(1)	2,138,493
2,334,000	China Shipping Development Co. Ltd. “H”	2,935,524
3,670,000	COSCO International Holdings Ltd.	1,778,928
11,618,000	Tianjin Port Development Holdings Ltd.(2)	2,541,706
3,363,000	Zhuzhou CSR Times Electric Co. Ltd. “H”	7,119,040

		20,772,169

	Information Technology — 3.2%
14,710,000	Lenovo Group Ltd.(1)	7,892,382
50,400	SINA Corp.(2)	1,777,104
736,200	ZTE Corp. “H”(1)	2,235,296

		11,904,782

	Materials — 2.2%
4,584,000	Aluminum Corp. of China Ltd. “H”(2)	3,447,786
876,000	Anhui Conch Cement Co. Ltd. “H”	2,546,676
2,584,000	Zijin Mining Group Co. Ltd. “H”	1,924,004

		7,918,466

	Telecommunication Services — 5.4%
1,569,500	China Mobile Ltd.	15,596,954
8,984,000	China Telecom Corp. Ltd. “H”	4,315,847

		19,912,801

	Utilities — 1.0%
3,937,000	China Longyuan Power Group Corp. “H”(1)(2)	3,614,326

	Total China	205,472,136

	HONG KONG — 37.3%
	Consumer Discretionary — 8.7%
3,449,000	Anta Sports Products Ltd.(1)	6,208,695
333,825	Esprit Holdings Ltd.	1,793,037

The Greater China Fund, Inc.

Shares	Description	Value (Note 1)

	HONG KONG — (continued)
	Consumer Discretionary — (concluded)
16,888,000	GOME Electrical Appliances Holdings Ltd.(1)(2)	$5,096,174
772,000	Li & Fung Ltd.	3,453,799
2,269,500	Lifestyle International Holdings Ltd.	4,390,976
5,526,000	Skyworth Digital Holdings Ltd.(1)	3,641,695
5,838,500	Techtronic Industries Co. Ltd.(1)	4,549,054
960,000	Yue Yuen Industrial (Holdings) Ltd.	2,979,608

		32,113,038

	Consumer Staples — 1.6%
1,873,000	China Mengniu Dairy Co. Ltd.	6,070,569

	Financials — 10.7%
502,000	Cheung Kong (Holdings) Ltd.	5,793,286
323,500	Hang Seng Bank Ltd.	4,325,157
284,500	Hong Kong Exchanges & Clearing Ltd.(1)	4,437,054
3,977,000	Longfor Properties Co. Ltd.(1)	3,981,841
1,355,000	New World Development Co. Ltd.	2,199,704
830,000	Sun Hung Kai Properties Ltd.	11,350,696
705,000	Wharf Holdings Ltd. (The)	3,415,308
396,000	Wing Hang Bank Ltd.	3,866,183

		39,369,229

	Health Care — 1.2%
6,096,000	Sino Biopharmaceutical Ltd.	2,372,158
4,238,000	Trauson Holdings Co. Ltd.(2)	1,959,228

		4,331,386

	Industrials — 7.0%
808,000	China High Speed Transmission Equipment Group Co. Ltd.	1,697,139
260,000	Hutchison Whampoa Ltd.	1,600,006
1,888,000	MTR Corp. Ltd.	6,438,293
1,247,000	Orient Overseas International Ltd.	8,913,700
4,055,000	Sany Heavy Equipment International Holdings Co. Ltd.	4,487,521
4,830,000	Shun Tak Holdings Ltd.(1)	2,495,826

		25,632,485

	Information Technology — 3.7%
2,695,000	Comba Telecom Systems Holdings Ltd.(1)	2,970,169
478,000	Tencent Holdings Ltd.	7,918,891
264,000	VTech Holdings Ltd.	2,823,334

		13,712,394

Shares	Description	Value (Note 1)

	HONG KONG — (concluded)
	Materials — 4.4%
4,296,600	China Metal Recycling Holdings Ltd.(1)	$3,908,786
7,602,000	China Shanshui Cement Group Ltd.	3,368,730
3,437,000	CPMC Holdings Ltd.	2,816,790
4,406,000	Nine Dragons Paper Holdings Ltd.	5,935,668

		16,029,974

	Total Hong Kong	137,259,075

	TAIWAN — 2.2%
	Consumer Staples — 0.9%
2,983,000	Uni-President Enterprises Corp.	3,278,034

	Industrials — 0.4%
1,572,952	Far Eastern New Century Corp.	1,617,645

	Information Technology — 0.5%
546,000	Foxconn Technology Co. Ltd.	1,807,260

	Materials — 0.4%
617,000	Taiwan Fertilizer Co. Ltd.	1,614,246

	Total Taiwan	8,317,185

	Total Equities (cost $328,665,451)	351,048,396

	SHORT-TERM INVESTMENT – 3.6%
	Money Market Fund(3) — 3.6%
13,408,204	JPMorgan Prime Money Market Fund, 0.01% (cost $13,408,204)	13,408,204

	INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED — 7.7%
	Money Market Fund(3) — 7.7%
28,477,433	State Street Navigator Securities Lending Prime, 0.25% (cost $28,477,433)	28,477,433

	Total Investments(4) — 106.6% (cost $370,551,088)	392,934,033
	Liabilities, in excess of cash and other assets — (6.6%)	(24,457,447)

	Net Assets — 100.0%	$368,476,586

The Greater China Fund, Inc.

The following abbreviation is used in the portfolio descriptions:

ADR	— American Depositary Receipt
(1)	All or a portion of the security is on loan. The aggregate market value of such securities is $26,173,053; cash collateral of $28,477,433 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(2)	Non-income producing security.
(3)	Rates shown reflect yield at June 30, 2010.
(4)	As of June 30, 2010, 69 securities representing $337,569,460 and 91.6% of net assets were fair valued in accordance with the policies adopted by the Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Equities
China	$11,519,708	$193,952,428	$—
Hong Kong	1,959,228	135,299,847	—
Taiwan	—	8,317,185	—
Money Market Funds	41,885,637	—	—

Total	$55,364,573	$337,569,460	$—

Fair Value of Level 2 investments at December 31, 2009 was $0. $256,949,835 was transferred into Level 2 from Level 1 at June 30, 2010 as a result of using third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

See Notes to Financial Statements.

The Greater China Fund, Inc.

Statement of Assets and Liabilities

June 30, 2010

(Unaudited)

Assets
Investments, at value (cost $342,073,655)*	$364,456,600
Investments of cash collateral from securities loaned (cost $28,477,433)	28,477,433
Receivable for securities sold	2,053,738
Foreign currency (cost $1,934,008)	1,934,817
Dividends and interest receivable	1,664,934
Prepaid assets	59,563

Total assets	398,647,085

Liabilities
Payable for cash collateral for securities loaned	28,477,433
Payable for securities purchased	1,069,154
Investment management fee payable	357,443
Accrued offering costs	127,760
Administration fee payable	61,215
Professional services	29,157
Accrued expenses	24,496
Payable to custodian	23,841

Total liabilities	30,170,499

Net Assets	$368,476,586

Composition of Net Assets
Common stock, $0.001 par value; 30,369,219 shares issued and outstanding (100,000,000 shares authorized)	$30,369
Paid-in capital in excess of par	375,761,975

375,792,344
Undistributed net investment income	1,591,672
Accumulated net realized loss on investment and foreign currency transactions	(31,290,900)
Net unrealized appreciation of investments and other assets and liabilities denominated in foreign currencies	22,383,470

Net Assets	$368,476,586

Shares Outstanding	30,369,219

Net Asset Value Per Share	$12.13

*	Includes $26,173,053 of investments in securities on loan, at value.

See Notes to Financial Statements.

The Greater China Fund, Inc.

Statement of Operations

For the Six Months Ended June 30, 2010

(Unaudited)

Investment Income
Dividends (net of foreign withholding taxes of $265,852)	$4,659,788
Securities lending income, net	104,525

Total investment income	4,764,313

Expenses
Investment management fees	2,008,082
Administration fees	339,630
Directors’ fees and expenses	243,000
Professional services	205,000
Custodian and accounting fees	182,000
Insurance expense	91,000
Reports and notices to shareholders	50,000
New York Stock Exchange listing fee	9,616
Transfer agent fees and expenses	4,000
Miscellaneous expenses	36,061

Total expenses	3,168,389

Net investment income	1,595,924

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	19,156,734
Foreign currency transactions	(112)

19,156,622
Net change in unrealized appreciation (depreciation) of:
Investments	(66,032,347)
Foreign currencies	(3,274)

(66,035,621)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(46,878,999)

Net Decrease in Net Assets from Operations	$(45,283,075)

See Notes to Financial Statements.

The Greater China Fund, Inc.

Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2010 (Unaudited)	For the Year Ended December 31, 2009
Increase (Decrease) from Operations
Net investment income	$1,595,924	$501,763
Net realized gain (loss) on:
Investment transactions	19,156,734	(13,923,483)
Foreign currency transactions	(112)	(16,926)

	19,156,622	(13,940,409)
Net change in unrealized appreciation (depreciation) of:
Investments	(66,032,347)	146,745,637
Foreign currencies	(3,274)	(3,202)

	(66,035,621)	146,742,435

Total increase (decrease) from operations	(45,283,075)	133,303,789

Dividends and Distributions to Shareholders from:
Dividends paid from net investment income and net realized gain from foreign currency transactions	(425,169)	(1,866,785)
Distributions paid from net realized gain on investments	—	—

Total dividends and distributions to shareholders	(425,169)	(1,866,785)

Common Stock Transactions
Proceeds from shares issued through rights offering (net of offering costs) (Notes 7 and 8)	80,237,923	—

Net increase in net assets from capital stock transactions	80,237,923	—

Net increase in net assets	34,529,679	131,437,004

Net Assets
Beginning of period	333,946,907	202,509,903

End of period (including undistributed net investment income of $1,591,672 and $420,917 respectively)	$368,476,586	$333,946,907

See Notes to Financial Statements.

The Greater China Fund, Inc.

Notes to Financial Statements (Unaudited)

Note 1.    Organization and Significant Accounting Policies

The Greater China Fund, Inc. (the “Fund”) was incorporated in Maryland on May 11, 1992, as a non-diversified, closed-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation by investing substantially all of its assets in listed equity securities of companies that derive or are expected to derive a significant portion of their revenues from goods produced or sold or investments made or services performed in China. Investment operations commenced on July 23, 1992.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments

Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Baring Asset Management (Asia) Ltd. to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term securities of sufficient credit quality which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

The Greater China Fund, Inc.

Investments in mutual funds are valued at their net asset value on the date the New York Stock Exchange (“NYSE”) is open for trading.

Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

Investment Transactions and Investment Income

Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Actual results could differ from such estimates.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using WM/Reuters closing spot rates as of 4:00 p.m. London time on the following basis:

(i)	the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the closing rate of exchange on the valuation date; and

(ii)	purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. Accordingly, such currency gain or loss is included in net realized gain or loss on investments. Similarly, the Fund does not isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of any foreign currency-denominated debt obligations pursuant to U.S. federal tax regulations; such amounts are categorized as realized foreign currency transaction gain or loss for both financial reporting and income tax reporting purposes.

Net foreign currency gain or loss from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized appreciation or depreciation of investments and other assets and liabilities denominated in foreign currency on the Statement of Operations. Net realized foreign currency gain or loss is treated as ordinary income (loss) for income tax reporting purposes.

Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are

The Greater China Fund, Inc.

permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Tax

It is the Fund’s intention to continue to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gain to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains is accrued in accordance with the applicable jurisdiction’s tax rules and rates, which generally range between 0-20% of such income amounts.

Note 2.    Concentration of Risk

The Fund may have elements of risk, not typically associated with investments in the United States, due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable United States companies.

Note 3.    Investment Management and Administration Agreements

The Fund has an investment management agreement (the “Investment Management Agreement”) with Baring Asset Management (Asia) Ltd. (the “Investment Manager”), an indirect wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is a diversified financial services business. Under the terms of the Investment Management Agreement, the Investment Manager manages the Fund’s investments in accordance with the Fund’s investment objectives, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of and the placing of orders with broker-dealers to execute portfolio transactions on behalf of the Fund. As compensation for its services, the Investment Manager receives a monthly fee, computed weekly, at an annual rate of 1.25% of the Fund’s average weekly net assets up to $250 million and 1.00% of such net assets in excess of $250 million.

In the latter part of June 2010, the Fund and the Investment Manager agreed in principle that in light of the increase in the Fund’s net assets as a result of the rights offering completed by the Fund in April 2010, it would be appropriate to reduce the Investment Manager’s fee rate effective as of January 1, 2011. As a result, it is anticipated that the Fund and the Investment Manager will execute prior to January 1, 2011 an amendment to the Fund’s investment management agreement that will change the Fund’s management fee rate commencing January 1, 2011 from its current rate to 1.15% of the Fund’s average weekly net assets up to $250 million and 0.75% of such net assets in excess of $250 million. Any such amendment is subject to approval by a majority of

The Greater China Fund, Inc.

the directors of the Fund that are not “interested persons” (as such term is defined in the Investment Company Act) of the Fund or the Investment Manager at an in-person meeting of the Fund’s board of directors that is expected to occur in mid-October 2010.

Prudential Investments LLC (the “Administrator”), has an administration agreement (the “Administration Agreement”) with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee, computed weekly, at an annual rate of 0.20% of the Fund’s average weekly net assets.

The Board of Directors has appointed an employee of the Administrator to serve as Chief Compliance Officer of the Fund to perform duties required in accordance with the requirements of Rule 38a-1 of the Investment Company Act.

Note 4.    Securities Lending

The Fund may lend up to 27.5% of its total assets to qualified broker-dealers or institutional investors. Under the terms of the securities lending agreement, the securities on loan are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to 105% of the market value of the foreign securities on loan, which are marked-to-market daily. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents and U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund’s lending agent is State Street Bank & Trust Company.

For the six months ended June 30, 2010, the Fund earned $104,525 due to securities lending. State Street Bank & Trust Company earned $34,856 in compensation as the Fund’s lending agent.

Note 5.    Purchases and Sales of Securities

For the six months ended June 30, 2010, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $158,120,769 and $89,552,269, respectively.

Note 6.    Federal Tax Status

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation on a tax basis as of June 30, 2010 were as follows:

Tax Basis	Appreciation	(Depreciation)	Total Net Unrealized Appreciation
$370,827,131	$39,402,142	$(17,295,240)	$22,106,902

The Greater China Fund, Inc.

The difference between book basis and tax basis is attributable to deferred losses on wash sales.

As of December 31, 2009, the Fund had a capital loss carryforward for tax purposes of approximately $43,580,000 of which $18,834,000 expires in 2016 and $24,746,000 expires in 2017. No capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

The Fund incurred capital losses from November 1, 2009 to December 31, 2009 of approximately $1,902,000, which it deferred in the prior fiscal year and will recognize in the current fiscal year ending December 31, 2010.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2010, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7.    Rights Offering

During the reporting period, the Fund issued 7,603,554 shares in connection with a rights offering of the Fund’s common stock of which 199,569, 429,554 and 356,317 shares were issued prior to the expiration at $11.12, $11.19 and $11.67, respectively. The remaining 6,618,114 shares were issued at the subscription price of $11.04. Shareholders of record on March 23, 2010, were issued one transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held. The rights offering commenced on March 23, 2010 and expired on April 16, 2010. The subscription price of $11.04 per share was determined by 90% of the average of the last reported sale prices of a share of common stock on the NYSE on the expiration date and the four preceding trading days. Estimated offering costs include commissions paid to the dealer manager of $2,953,888 and other offering costs of $1,055,000.

Note 8.    Capital Stock

There are 100,000,000 shares of $0.001 par value capital stock authorized. For the six months ended June 30, 2010, the Fund issued 7,603,554 shares in connection with the Fund’s rights offering. For the year ended December 31, 2009, there were no transactions in shares of common stock.

Note 9.    New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU No. 2010-06 will require

The Greater China Fund, Inc.

reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note 10.    Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements are issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Greater China Fund, Inc.

Financial Highlights

	For the Six Months Ended June 30, 2010 (Unaudited)	For the Years Ended December 31,
		2009	2008	2007	2006	2005
Per Share Operating Performance:
Net asset value, beginning of period	$14.67	$8.90	$28.91	$24.50	$14.93	$17.18

Increase (Decrease) From Investment Operations
Net investment income	0.06 *	0.02	0.15 *	— **	0.13	0.19 *
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.66)	5.83	(13.45)	17.55	12.09	1.47 *

Total from investment operations	(1.60)	5.85	(13.30)	17.55	12.22	1.66

Dividends and Distributions to Shareholders
Dividends from net investment income and net realized gain from foreign currency transactions	(0.01)	(0.08)	—	(0.03)	(0.45)	(0.43)
Distributions from net realized gain	—	—	(6.66)	(13.11)	(2.20)	(2.25)

	(0.01)	(0.08)	(6.66)	(13.14)	(2.65)	(2.68)

Fund Share Transactions
Dilutive effect resulting from issuance of shares in stock dividend	—	—	(0.05)	—	—	—
Dilutive effect of rights offering	(0.80)	—	—	—	—	(1.04)
Offering costs charged to paid-in capital in excess of par	(0.13)	—	—	—	— **	(0.19)

Total of share transactions	(0.93)	—	(0.05)	—	—	(1.23)

Net asset value, end of period	$12.13	$14.67	$8.90	$28.91	$24.50	$14.93

Market value, end of period	$10.84	$13.92	$8.32	$24.81	$31.48	$13.04

Total Investment Return(1)	(22.02)%	68.40%	(49.56)%	20.59%	168.90%	(0.72)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$368,477	$333,947	$202,510	$486,483	$411,539	$250,677
Ratio of expenses to average net assets	1.87%	1.96%	2.01%	1.62%	1.86%	2.09%
Ratio of net investment income to average net assets	0.94%	0.19%	0.93%	0.01%	0.66%	1.04%
Portfolio turnover	27%	105%	133%	85%	114%	140%

*	Based on average shares outstanding.
**	Amount represents less than $0.005 per share.
(1)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total investment returns for periods less than a full year are not annualized.

The Greater China Fund, Inc.

Supplemental Information (Unaudited)

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless BNY Mellon (formerly known as PNC Global Investment Servicing) (the “Plan Agent”) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all cash dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in “street name”) will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Fund declares an income dividend or a capital gain distribution payable either in the Fund’s common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share at the time the shares of common stock are valued for the purpose of determining the number of shares of common stock equivalent to the dividend or distribution (the “Valuation Date”), the Fund will issue new shares to participants valued at net asset value, or if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on the Valuation Date, participants will be issued shares of common stock at the market price on the Valuation Date. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy shares of the Fund’s common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. To the extent the Plan Agent is unable to do so and, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or capital gains distribution had been paid in common stock issued by the Fund. The Plan Agent will apply all cash received as a dividend or capital gains distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of such dividend or capital gains distribution, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gain distributions. There will be no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gain

The Greater China Fund, Inc.

distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent c/o BNY Mellon (formerly known as PNC Global Investment Servicing), P.O. Box 43027, Providence, Rhode Island 02940–3027. For further information regarding the plan, you may also contact the transfer agent directly at 1–800–331–1710.

Quarterly Form N-Q Portfolio Schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Fund’s website at http://www.greaterchinafund.com or on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-331-1710.

Proxy Voting Policies, Procedures and Record

You may obtain a description of the Fund’s proxy voting policies and procedures, and its proxy voting record, without charge, upon request by contacting the Fund directly at 1-800-331-1710, online on the Fund’s website: http://www.greaterchinafund.com, or on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Annual Shareholders’ Meeting

The Fund’s annual meeting of shareholders was held on June 9, 2010. Shareholders voted to re-elect Mr. John A. Bult, Mr. Edward Y. Baker and Mr. Vincent Duhamel as Class I Directors. The resulting vote count for each proposal is indicated below:

	For	Against	Withheld Authority
Election of Directors:

Mr. John A. Bult	14,481,436	—	4,155,680

Mr. Edward Y. Baker	14,438,722	—	4,198,394

Mr. Vincent Duhamel	14,570,821	—	4,066,295

In addition to the above Directors, Mr. John A. Hawkins, Mr. Jonathan J. K. Taylor, and Mr. Tak Lung Tsim continue to serve as Directors of the Fund.

The Greater China Fund, Inc.

BOARD OF DIRECTORS CONSIDERATION OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT

On May 20, 2010, the Board of Directors of the Fund approved the continuation of the Fund’s existing Investment Management Agreement with the Investment Manager until June 30, 2011. No stockholder approval was required to extend the Fund’s Investment Management Agreement.

The Board considered several factors in connection with its approval of extending the Fund’s existing Investment Management Agreement. The Board reviewed the nature, extent and quality of the management services provided by the Investment Manager and in connection therewith received a report from the Investment Manager detailing the scope of the Investment Manager’s operations, the breadth and depth of its management, investment and research personnel and the various support and administrative services that the Investment Manager provides to the Fund. The Investment Manager has acted as the Fund’s investment manager since 1992, which has afforded the Board significant and continuing opportunity to evaluate the services provided to the Fund by the Investment Manager. Based on its experience and familiarity with the Investment Manager and the foregoing review and analysis, the Board concluded that the Investment Manager provides high quality investment management services to the Fund.

The Board also considered the investment performance of the Fund and in connection therewith reviewed, among other items, a report that included a comparison of the Fund’s net asset value return over a one year, a three year, five year, ten year and since inception periods (in each case ending December 31, 2009) against the returns realized over comparable periods by six other United States listed, closed-end Pacific ex-Japan region equity funds identified as comparable by Lipper, Inc. (“Lipper”). The Fund was in the second quintile for the one and three year periods and in the first quintile for the five year, ten year and since inception periods. The Board also considered net asset value performance data presented by Baring for the one year, three year, and five year periods (in each case ending April 30, 2010) comparing the Fund to five other closed-end China funds. The Fund was third of six for the one and three year periods and second of six for the five year period. The Board also reviewed the performance of the Fund’s net asset value return for the five years ended April 30, 2010 against a benchmark index, the MSCI Zhong Hua (Free) Index. The Fund outperformed the MSCI Zhong Hua (Free) Index in net asset value return over that period. During the five years ended April 30, 2010 the Fund had a 134.1% net asset value return, while the MSCI Zhong Hua (Free) Index had a 112.2% return over the same period.

The Board also evaluated the management fees payable to the Investment Manager and the benefits realized by the Investment Manager from its management arrangements with the Fund. Specifically, the Board reviewed a detailed report prepared by the Investment Manager on the costs to the

The Greater China Fund, Inc.

BOARD OF DIRECTORS CONSIDERATION OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT

concluded

Investment Manager of providing management and other services to the Fund (for the purposes thereof management staff costs were allocated directly to the Fund and support, compliance and overhead costs were allocated among managed accounts on a percentage of assets basis) and the profit margin earned by the Investment Manager thereon. The Board found such profit margin to be reasonable for the services provided. The Board also reviewed the management fees payable by other Asia ex-Japan funds listed on the New York Stock Exchange and identified by Lipper (which according to Lipper had a median of 1.05% for the 2009 fiscal year) and by other comparable accounts managed by the Investment Manager and its affiliates (the Investment Manager reported that two emerging market retail funds managed by it, including one China region fund, had fee rates of 1.25% and 1.50% of net assets, respectively). Finally, the Board considered (i) the fact that the Investment Manager benefits from its management agreement with the Fund through its receipt, pursuant to commission sharing arrangements, of research and other services from brokers who execute trades for the Fund and other accounts managed by the Investment Manager, (ii) the increase in net assets resulting from the Fund’s recently completed successful rights offering and (iii) the more extensive regulatory and compliance requirements that the Investment Manager is subject to in connection with a United States listed managed account like the Fund in comparison to its non-U.S. managed accounts and the costs that result therefrom.

Based upon these inputs, the Board determined that management fees at a rate of 1.25% of the Fund’s average weekly net assets up to $250 million and 1.00% of such net assets in excess of $250 million were reasonable for the management services the Investment Manager provides to the Fund based upon the current size of the Fund.

Item 2 – Code of Ethics – Not required, as this is not an annual filing.

Item 3 – Audit Committee Financial Expert – Not required, as this is not an annual filing.

Item 4 – Principal Accountant Fees and Services – Not required, as this is not an annual filing.

Item 5 – Audit Committee of Listed Registrants – Not required, as this is not an annual filing.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Not required, as this is not an annual filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Greater China Fund, Inc.

By (Signature and Title)*	/S/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date	August 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ BRIAN CORRIS
Brian Corris
President and Principal Executive Officer

Date	August 25, 2010

By (Signature and Title)*	/S/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date	August 25, 2010

*	Print the name and title of each signing officer under his or her signature.